UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 14, 2010

ADVANCE DISPLAY TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

COLORADO	0-15224	84-0969445
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

42230 Zevo Drive	Temecula, California	92590
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:      (951) 795-4446

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                      Other Events.

As previously disclosed in a Current Report on Form 8-K filed August 17, 2010, Lawrence F. DeGeorge, GSLD Holdings, Inc., the Estate of Gene W. Schneider, and Mark L. Schneider (collectively, the “Filing Persons”) filed a Transaction Statement (the “Schedule 13E-3”) under Section 13(e) of the Securities Exchange Act of 1934 (the “Exchange Act”) with the Securities and Exchange Commission (the “Commission”) on August 16, 2010. In the Schedule 13E-3, the Filing Persons disclosed that they, as a group of stockholders controlling approximately 90% of the outstanding shares of Advance Display Technology, Inc. (“ADTI”), intend to cause ADTI to merge with GSLD Holdings, Inc., a newly formed Colorado corporation, in order to enable ADTI to terminate its registration under Section 12(g) of the Exchange Act, subject to applicable law, required approvals and authorizations.  Also on August 16, 2010, the Filing Persons filed an amended Schedule 13E-3, which was mailed to ADTI’s shareholders.

On August 20 and August 30, 2010, ADTI and the Filing Persons received comments from the Commission’s staff (the “Staff”) pertaining to the disclosure contained in the Schedule 13E-3. In response to the Staff’s comments, the Filing Persons are mailing to ADTI’s shareholders a supplement containing the information added to the Schedule 13E-3 in response to the Staff’s comments (the “Supplement”). Furthermore, the Filing Persons filed an amended Schedule 13E-3 on September 14, 2010 (the “Amendment”) and attached the Supplement as an exhibit thereto.

In order to ensure the broadest dissemination of the information contained in the Supplement, a copy of the Supplement is attached hereto as Exhibit 99.1. The additional disclosure contained therein is incorporated herein by reference.

Also on September 14, 2010, ADTI issued a press release to announce the filing of the Amendment and the mailing of the Supplement. A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01                      Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Description of Exhibit
99.1	Supplement to the Transaction Statement on Schedule 13E-3
99.2	Press release issued by Advance Display Technologies, Inc. on September 14, 2010

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 14, 2010	ADVANCE DISPLAY TECHNOLOGIES, INC.

	By:	/s/ James P. Martindale
James P. Martindale, President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
99.1	Supplement to the Transaction Statement on Schedule 13E-3
99.2	Press release issued by Advance Display Technologies, Inc. on September 14, 2010